Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
Components of earnings from continuing operations before income taxes are as follows:

Years ended December 31	2013	2012	2011
United States	$585	$566	$268
Other nations	295	315	213
	$880	$881	$481

Components of income tax expense (benefit) are as follows:

Years ended December 31	2013	2012	2011
United States	$29	$5	$2
Other nations	234	91	34
States (U.S.)	12	1	3
Current income tax expense	275	97	39
United States	(368)	192	(184)
Other nations	35	(29)	86
States (U.S.)	(1)	(49)	(36)
Deferred income tax expense (benefit)	(334)	114	(134)
Foreign tax credits	$(59)	$211	$(95)

Deferred tax charges that were recorded within Accumulated other comprehensive loss in the Company’s consolidated balance sheets resulted from retirement benefit adjustments, currency translation adjustments, net gains (losses) on derivative instruments and fair value adjustments to available-for-sale securities. The adjustments were $606 million, $(272) million and $(259) million for the years ended December 31, 2013, 2012 and 2011, respectively.
The Company evaluates its permanent reinvestment assertions with respect to foreign earnings at each reporting period and, except for certain earnings that the Company intends to reinvest indefinitely due to the capital requirements of the foreign subsidiaries or due to local country restrictions, accrues for the U.S. federal and foreign income tax applicable to the earnings. During the first quarter of 2013, the Company reassessed its unremitted earnings position and concluded that certain of its non-U.S. subsidiaries' earnings were permanently invested overseas. The Company intends to utilize the offshore earnings to fund foreign investments, such as potential acquisitions and capital expenditures. In the first quarter of 2013, the Company recorded a net tax benefit of $25 million related to reversals of deferred tax liabilities for undistributed foreign earnings due to the change in permanent reinvestment assertion.
Undistributed earnings that the Company intends to reinvest indefinitely, and for which no income taxes have been provided, aggregate to $1.4 billion, $1.0 billion and $1.0 billion at December 31, 2013, 2012 and 2011, respectively. The Company currently has no plans to repatriate the foreign earnings permanently reinvested and therefore, the time and manner of repatriation is uncertain.  If circumstances change and it becomes apparent that some or all of the permanently reinvested earnings will be remitted to the U.S. in the foreseeable future, an additional income tax charge may be necessary; however, given the uncertain repatriation time and manner at December 31, 2013, it is not practicable to estimate the amount of any additional income tax charge on permanently reinvested earnings.  On a cash basis, these repatriations from the Company's non-U.S. subsidiaries could require the payment of additional taxes. The portion of earnings not reinvested indefinitely may be distributed without an additional charge given the U.S. federal and foreign income tax accrued on undistributed earnings and the utilization of available foreign tax credits.
At December 31, 2013, the Company has approximately $450 million of foreign earnings not considered permanently reinvested and which may be repatriated without an additional tax charge, given the U.S. federal and foreign income tax accrued on the undistributed earnings and the utilization of available foreign tax credits. During 2013, the Company made an $87 million withholding tax payment associated with an intercompany foreign dividend, for which we expect to realize a foreign tax credit.
The Company recently reorganized certain of its non-U.S. subsidiaries under a holding company structure in order to facilitate the efficient movement of non-U.S. cash and provide a platform to fund foreign investments, such as potential acquisitions and capital expenditures. During 2013, the Company recognized a $337 million tax benefit associated with the excess tax credits relating to the earnings of certain non-U.S. subsidiaries reorganized under our holding company structure, which was implemented in 2013.
Differences between income tax expense computed at the U.S. federal statutory tax rate of 35% and income tax expense (benefit) as reflected in the consolidated statements of operations are as follows:

Years ended December 31	2013	2012	2011
Income tax expense at statutory rate	$308	$308	$168
Tax on non-U.S. earnings	17	(10)	(24)
State income taxes	8	(32)	(4)
Tax law changes	6	—	—
Other provisions	(4)	(10)	(18)
Valuation allowances	(3)	(60)	(237)
Section 199 deduction	(14)	(14)	(22)
Tax on undistributed non-U.S. earnings	(22)	29	49
Research credits	(18)	—	(7)
Tax benefit of repatriated non-U.S. earnings	(337)	—	—
	$(59)	$211	$(95)

Gross deferred tax assets were $3.7 billion and $4.3 billion at December 31, 2013 and 2012, respectively. Deferred tax assets, net of valuation allowances, were $3.5 billion and $4.1 billion at December 31, 2013 and 2012, respectively. Gross deferred tax liabilities were $1.1 billion and $1.3 billion at December 31, 2013 and 2012, respectively.
Significant components of deferred tax assets (liabilities) are as follows:

December 31	2013	2012
Inventory	$46	$4
Accrued liabilities and allowances	129	124
Employee benefits	814	1,532
Capitalized items	144	210
Tax basis differences on investments	17	25
Depreciation tax basis differences on fixed assets	12	9
Undistributed non-U.S. earnings	(6)	(141)
Tax carryforwards	1,294	1,087
Business reorganization	39	12
Warranty and customer reserves	19	27
Deferred revenue and costs	159	197
Valuation allowances	(200)	(260)
Deferred charges	38	36
Other	(64)	(75)
	$2,441	$2,787

At December 31, 2013 and 2012, the Company had valuation allowances of $200 million and $260 million, respectively, against its deferred tax assets, including $178 million and $234 million, respectively, relating to deferred tax assets for non-U.S. subsidiaries. The Company’s valuation allowances for its non-U.S. subsidiaries had a net decrease of $56 million and $102 million during 2013 and 2012, respectively. The decrease in the valuation allowance relating to deferred tax assets of non-U.S. subsidiaries during 2013 reflects current year deferred tax movements, expiration of loss carryforwards and exchange rate variances.
During 2012, we recorded $60 million of tax benefit related to the reversal of a significant portion of the valuation allowance established on certain foreign deferred tax assets. In the first quarter of 2011, the Company reassessed its valuation allowance requirements taking into consideration the distribution of Motorola Mobility. The Company evaluated all available evidence in its analysis, including the historical and projected pre-tax profits generated by the Company's U.S. operations. The Company also considered tax planning strategies that are prudent and can be reasonably implemented. During 2011, the Company recorded $274 million of tax benefits related to the reversal of a significant portion of the valuation allowance established on U.S. deferred tax assets.
The U.S. valuation allowance as of December 31, 2013 relates to state tax carryforwards. The Company believes that the remaining deferred tax assets are more-likely-than-not to be realizable based on estimates of future taxable income and the implementation of tax planning strategies.
Tax carryforwards are as follows:

December 31, 2013	Gross Tax Loss	Tax Effected	Expiration Period
United States:
U.S. tax losses	58	$20	2021-2031
Foreign tax credits	—	668	2018-2023
General business credits	—	197	2025-2033
Minimum tax credits	—	100	Unlimited
State tax losses	1,991	50	2014-2031
State tax credits	—	27	2018-2026
Non-U.S. Subsidiaries:
China tax losses	226	56	2014-2016
Japan tax losses	100	36	2017-2021
United Kingdom tax losses	162	32	Unlimited
Germany tax losses	150	44	Unlimited
Singapore tax losses	58	10	Unlimited
Other subsidiaries tax losses	73	18	Various
Spain tax credits	—	31	2017-2021
Other subsidiaries tax credits	—	5	Various
		$1,294

The Company had unrecognized tax benefits of $147 million and $157 million at December 31, 2013 and December 31, 2012, respectively, of which approximately $125 million and $134 million, respectively, if recognized, would affect the effective tax rate, net of resulting changes to valuation allowances.
A roll-forward of unrecognized tax benefits is as follows:

	2013	2012
Balance at January 1	$157	$186
Additions based on tax positions related to current year	13	11
Additions for tax positions of prior years	70	10
Reductions for tax positions of prior years	(10)	(24)
Settlements and agreements	(82)	(22)
Lapse of statute of limitations	(1)	(4)
Balance at December 31	$147	$157
During 2013, the Company recorded a net increase in unrecognized tax benefits related to prior year tax positions of $70 million, of which $63 million related to previously accrued non-U.S. income taxes. The Company recorded a net reduction in unrecognized tax benefits of $82 million for settlements with tax authorities, of which $63 million resulted in a cash tax payment and the remainder of which resulted in a reduction to tax carryforwards and prepaid tax assets.
The IRS is currently examining the Company's 2010 and 2011 tax years. The Company also has several state and non-U.S. audits pending. A summary of open tax years by major jurisdiction is presented below:

Jurisdiction	Tax Years
United States	2008-2013
China	2002-2013
France	2009-2013
Germany	2008-2013
India	1997-2013
Israel	2012-2013
Japan	2009-2013
Malaysia	2008-2013
Singapore	2009-2013
United Kingdom	2007-2013

Although the final resolution of the Company’s global tax disputes is uncertain, based on current information, in the opinion of the Company’s management, the ultimate disposition of these matters will not have a material adverse effect on the Company’s consolidated financial position, liquidity or results of operations. However, an unfavorable resolution of the Company’s global tax disputes could have a material adverse effect on the Company’s consolidated financial position, liquidity or results of operations in the periods in which the matters are ultimately resolved.
Based on the potential outcome of the Company’s global tax examinations, the expiration of the statute of limitations for specific jurisdictions, or the continued ability to satisfy tax incentive obligations, it is reasonably possible that the unrecognized tax benefits will change within the next twelve months. The associated net tax impact on the effective tax rate, exclusive of valuation allowance changes, is estimated to be in the range of a $50 million tax charge to a $75 million tax benefit, with cash payments not to exceed $25 million.
At December 31, 2013, the Company had $25 million and $27 million accrued for interest and penalties, respectively, on unrecognized tax benefits. At December 31, 2012, the Company had $23 million and $29 million accrued for interest and penalties, respectively, on unrecognized tax benefits.